                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 15, 2003

                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-10145                                         95-4160558
(Commission File Number)                    (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas             77010
  (Address of principal executive offices)                (Zip Code)

                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On May 15, 2003 Lyondell Chemical Company ("Lyondell") announced that it will sell $325 million of senior secured notes at par in a private placement offering announced on May 14, 2003. The notes will mature on June 1, 2013. Lyondell's May 15, 2003 press release regarding the offering is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

       (c) Exhibits.

           99.1     Press Release.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LYONDELL CHEMICAL COMPANY



                                        By:      /s/ Kerry A. Galvin
                                            ----------------------------------
                                        Name:   Kerry A. Galvin
                                        Title:  Senior Vice President, General
                                                Counsel & Secretary

Date:  May 15, 2003

                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release